EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, Marc Pilkington, the Chief Executive Officer, and David R. Koos, Chief Financial Officer, of First India Diversified Holdings, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of our knowledge:

(1)       the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 13, 2003

s/Marc Pilkington

Marc Pilkington
President, Chief Executive Officer

s/David R. Koos

David R. Koos
Chief Financial Officer